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                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-67085.


ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 19, 1999